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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K
                                CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): March 16, 2004


                        ANDREA ELECTRONICS CORPORATION
                        ------------------------------
            (Exact name of registrant as specified in its charter)


      New York                      1-4324                     11-0482020
      --------                      --------                   ----------
(State or other Jurisdiction of     (Commission             (IRS Employer
incorporation or organization)      File Number)            Identification No.)


                 45 Melville Park Road, Melville, New York 11747
                 -----------------------------------------------
                    (Address of principal executive offices)


                                 (631) 719-1800
                                 --------------
              (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)








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ITEM 7.   FINANCIAL STATEMENTS AND OTHER EXHIBITS
          ---------------------------------------

      Exhibit 99.1Press Release Dated March 16, 2004

ITEM 12.   RESULTS OF OPERATION AND FINANCIAL CONDITION
           --------------------------------------------

      On March 16, 2004, Andrea Electronics Corporation announced its financial results for the quarter and year ended December 31, 2003. The press release containing these announcements is filed as Exhibit 99.1 and incorporated herein by reference.
















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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

      ANDREA ELECTRONICS CORPORATION


Dated:  March 18, 2004          By: /s/ Corisa L. Guiffre
                                    ------------------------------------------
                                    Corisa L. Guiffre
                                    Vice President and Chief Financial Officer